UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
October 14, 2015
DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED)

NEWS CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-35769	46-2950970
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

1211 Avenue of the Americas, New York, New York 10036
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(212) 416-3400
(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
News Corporation (the "Company") held its Annual Meeting of Stockholders on October 14, 2015 (the "Annual Meeting"). A brief description of the matters voted upon at the Annual Meeting and the results of the voting on such matters is set forth below.
Proposal 1: The following individuals were elected as directors:
Name	For	Against	Abstain	Broker Non-Votes
K. Rupert Murdoch	136,510,221	37,204,241	4,037,535	2,796,817
Lachlan K. Murdoch	118,208,294	55,650,480	3,893,223	2,796,817
Robert J. Thomson	141,831,857	34,701,354	1,218,786	2,796,817
José María Aznar	100,691,471	73,229,329	3,831,197	2,796,817
Natalie Bancroft	102,867,725	70,987,792	3,896,480	2,796,817
Peter L. Barnes	117,557,310	56,228,939	3,945,748	2,816,817
Elaine L. Chao	123,372,986	50,549,825	3,829,186	2,796,817
John Elkann	94,402,289	79,512,558	3,837,150	2,796,817
Joel I. Klein	118,972,769	58,579,118	200,110	2,796,817
James R. Murdoch	121,535,750	52,327,393	3,888,854	2,796,817
Ana Paula Pessoa	122,560,342	51,361,344	3,830,311	2,796,817
Masroor Siddiqui	126,133,223	47,788,529	3,830,245	2,796,817
Proposal 2: A proposal to ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2016 passed and was voted upon as follows:

For:	179,743,800
Against:	591,685
Abstain:	213,329
Proposal 3: A proposal to approve, on an advisory, nonbinding basis, executive compensation passed and was voted upon as follows:

For:	138,881,505
Against:	38,563,062
Abstain:	307,430
Broker Non-Votes:	2,796,817
Proposal 4: An advisory, nonbinding stockholder proposal to eliminate the Company's dual class capital structure did not pass and was voted upon as follows:

For:	87,833,906
Against:	89,626,888
Abstain:	291,203
Broker Non-Votes:	2,796,817

ITEM 7.01	REGULATION FD DISCLOSURE
On October 14, 2015, K. Rupert Murdoch, the Company's Executive Chairman, and Robert Thomson, the Company's Chief Executive, addressed the stockholders at the Annual Meeting.  A copy of Messrs. Murdoch and Thomson's remarks for the Annual Meeting is furnished as Exhibit 99.1 to this Form 8-K.
The information under this caption Item 7.01 including information furnished in any related exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
99.1	Remarks of the Executive Chairman and the Chief Executive for the Company's Annual Meeting of Stockholders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWS CORPORATION (REGISTRANT)

By:	/s/ Michael L. Bunder
Michael L. Bunder
Senior Vice President, Deputy General Counsel and Corporate Secretary
Dated: October 15, 2015

EXHIBIT INDEX

Exhibit No.	Description
99.1	Remarks of the Executive Chairman and the Chief Executive for the Company's Annual Meeting of Stockholders.